SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

DWS ESG International Core Equity Fund

The following is added to the disclosure under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statements of Additional Information:

Effective October 1, 2022, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.450% of the fund’s average daily net assets. Prior to October 1, 2022, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.650% of the fund’s average daily net assets.

Effective October 1, 2022, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statements of Additional Information:

Fund Name	Management Fee Rate
DWS ESG International Core Equity Fund	0.450%

Please Retain This Supplement for Future Reference.

September 26, 2022
SAISTKR22-25